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                                                                  Exhibit 23.1




                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 to register 3,687,558 shares of Dyax Corp. common stock of our report dated March 29, 2000 relating to the financial statements, which appears in the Registration Statement on Form S-1 (Commission file number 333-37394) of Dyax Corp.

                                    /s/ PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
November 13, 2000